Exhibit 10.85
CREDIT AGRICOLE
D'ILE-DE-FRANCE

                                                INTER PARFUMS
                                                4, Rond-Point de Champs Elysees

                                                75008 PARIS

N/REF : PC/PS


                                                PARIS, le 19 juin 1996


A l'attention de Monsieur Jean-Guy LECLERO


                  Messieurs,

                  Suite a nos differents entretiens, vous trouverez, ci joint, les lignes et conditions que nous mettons a votre disposition.

                  Nous vous assurons que nous apporterons le meilleur soin aux operations que vous voudrez bien nous confier.

                  Nous restons a votre disposition pour tout renseignement ou precision complementaire.

                  Nous vous prions d'agreer, Messieurs, l'expression de nos sentiments distingues.



                                    Le Responsable du Secteur
                                       I.A.A. & Distribution



                                       /s/ Philippe Simon
                                       ------------------

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- Decouvert              5.000.000 F    T4M + 1
- Credit de tresorerie   5.000.000 F    Pibor + 0,80
- Excompte commercial    4.000.000 F    Pibor + 0,60
- M.C.N.E                6.000.000 F    Pibor + 0,60
- Change a terme         10.000.000 F




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